UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2020

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2020, First American Financial Corporation (the “Company”) appointed Steven A. Adams, 51, as chief accounting officer (principal accounting officer), replacing Matthew F. Wajner.  Mr. Wajner was recently appointed as the Company’s treasurer.  On November 3, 2020, the Company’s Board of Directors also appointed Mr. Adams as a vice president.  Mr. Adams served as chief accounting officer for WASH Multifamily Laundry Systems LLC during 2020, as chief accounting officer for Tanium, Inc. from 2017 until 2019, as vice president and corporate controller for Aerojet Rocketdyne Holdings, Inc. during 2017, as chief accounting officer at Dreamworks Animation SKG, Inc. from 2016 to 2017, as a consultant to Dreamworks from 2015 to 2016, and in various positions at DIRECTV from 1999 until 2015, including as its senior vice president, controller and chief accounting officer.  Mr. Adams was also a manager in assurance and business advisory services for PricewaterhouseCoopers LLP. He holds a bachelor’s degree in accounting from the University of Southern California.

Mr. Adams will receive salary, bonus and benefits commensurate with his position, including a portion of his annual bonus and a signing bonus to be paid in restricted stock units granted under the Company’s 2020 Incentive Compensation Plan.

Item 7.01 Regulation FD Disclosure.

On November 4, 2020, the Company issued a press release announcing that its Board of Directors has authorized a new $300 million share repurchase plan.  This repurchase plan is effective November 3, 2020 and replaces the previous plan authorized by the Board of Directors, which was terminated at the end of the trading day on November 3, 2020.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 4, 2020*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date: November 4, 2020	By:	/s/ Kenneth D. DeGiorgio
		Name:	Kenneth D. DeGiorgio
		Title:	Executive Vice President

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